EXHIBIT 10.1

FIFTH AMENDING AGREEMENT

THIS AGREEMENT made as of the 16th day of February, 2022

BETWEEN:

JERRY ZARCONE

(hereinafter referred to as “Jerry”)

- and –

TARGET GROUP INC.

(hereinafter referred to as “TGI”)

- and –

CANARY RX INC.

(hereinafter referred to as “Canary”)

- and –

VISAVA INC.

(hereinafter referred to as “Visava”)

- and –

CANNAKORP INC.

(hereinafter referred to as “Cannakorp”, which together with Visava and Canary shall be collectively referred to as the “Subsidiaries”)

WHEREAS:

A.	Jerry and TGI entered into a Loan Agreement made as of the 20th day of December, 2019 (the “Loan Agreement”), which Loan Agreement has been amended and extended by various amending and extending agreements from time to time the most recent of is the Fourth Amending and Extending Agreement made as of the 15th day of June, 2021 (collectively, the “FAEA”).

B.	All capitalized terms shall have the meanings ascribed to them in the FAEA unless otherwise defined herein.

C.	The parties are desirous of further amending the Loan Agreement upon the terms and provisions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants and agreements hereinafter contained and the sum of One Dollar ($1.00) now paid by the parties hereto each to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties hereto agree as follows:

1.	The parties hereby declare and confirm that the Recitals are true and accurate and form integral terms and provisions of this Agreement.

2.	The parties acknowledge and agree that as the date hereof, the principal amount advanced under the Second Tranche of the Loan is $1,400,000.00.

3.	The parties further covenant and agree that on the date hereof Jerry shall advance the further principal amount of $100,000.00 under the Second Tranche of the Loan provided that:

(a)	The advance shall be subject to a lender’s fee equal to $20,000.00, which lender’s fee may be deducted by Jerry from the advance.

(b)	For clarity, the said advance shall be subject to interest which shall be calculated pursuant to Section 2(a)(ii) of the FAEA and payable pursuant to Section 2(b) thereof.

(c)	For further clarity, all monies owing and the performance of all other covenants and obligations by TGI under the Loan be and same shall be guaranteed by the Subsidiaries and secured under all security given by TGI and Subsidiaries, including without limitation, the Security.

(d)	Contemporaneous with the execution and delivery of this Agreement, TGI and the Subsidiaries shall reimburse Jerry for all legal costs and expenses in respect of the Loan including, without limitation, any demands thereof and the negotiation, drafting and execution of this Agreement.

4.	TGI and the Subsidiaries shall execute, deliver, and, if applicable, register within a reasonable time following presentation thereof by Jerry or his counsel (but in no event more than five (5) business days following such presentation) and shall also promptly do or cause to be done all other acts and things, execute and deliver or cause to be executed and delivered all agreements and documents and provide any further assurances, undertakings and information in order to give full effect to this Agreement. ..

5.	Except as modified by this Agreement, the Loan Agreement shall be unamended and shall be and shall remain in full force and effect. Also, to the extent that any term or provision of this Agreement conflicts with any term or provision of the Loan Agreement, the terms and provision of this Agreement shall prevail.

6.	This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered to each other shall be deemed to be and shall be read as a single agreement among the parties.

7.	This Agreement is governed by and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

8.	This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement.

Each of the parties has executed and delivered this Agreement as of the date first above written.

SIGNED IN THE PRESENCE OF	)
)
)
	)	/s/ Jerry Zarcone
Witness	)	JERRY ZARCONE

TARGET GROUP INC.
Per:

/s/ Saul Niddam
Name: Saul Niddam
Position: Director

/s/ Frank Monte
Name: Frank Monte
Position: Director

Anthony Zarcone
Name: Anthony Zarcone
Position: Director

Barry Katzman
Name: Barry Katzman
Position: Director

CANARY RX INC.
Per:

Anthony Zarcone
Name: Anthony Zarcone
Position: President & CEO
I have authority to bind the Corporation

VISAVA INC.
Per:

Anthony Zarcone
Name: Anthony Zarcone
Position: President & CEO
I have authority to bind the Corporation

CANNAKORP INC.
Per:

Saul Niddam
Name: Saul Niddam
Position: CEO
I have authority to bind the Corporation